EXHIBIT 10.3

SECOND AMENDMENT

to

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

among
LAREDO PETROLEUM, INC.,
as Borrower,
WELLS FARGO BANK, N.A.,
as Administrative Agent,
the Guarantors Signatory Hereto,
and
the Banks Signatory Hereto

SECOND AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT
This Second Amendment to Fifth Amended and Restated Credit Agreement (this “Second Amendment”), dated as of February 14, 2018 (the “Second Amendment Effective Date”), is among Laredo Petroleum, Inc., a corporation formed under the laws of the State of Delaware (“Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with Borrower, the “Credit Parties”); each of the Banks party hereto; and Wells Fargo Bank, N.A., as administrative agent for the Banks (in such capacity, together with its successors, “Administrative Agent”).
Recitals
A.    Borrower, Administrative Agent and the Banks are parties to that certain Fifth Amended and Restated Credit Agreement dated as of May 2, 2017 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Banks have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of Borrower.
B.    The parties hereto desire to enter into this Second Amendment to amend certain terms of the Credit Agreement as set forth herein and to be effective as of the Second Amendment Effective Date.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed to such term in the Credit Agreement (as amended hereby). Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.
Section 2.Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Second Amendment Effective Date in the manner provided in this Section 2.
2.1.Amendment to Section 9.2 of the Credit Agreement. Section 9.2 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
Section 9.2    Restricted Payments. Borrower will not, nor will Borrower permit any other Credit Party to, declare, pay or make, or incur any liability to declare, pay or make, any Restricted Payment, except that Borrower may:
(a) declare and pay dividends with respect to its Equity payable solely in additional shares of its Equity (or in de minimis amounts of cash payable in lieu of partial shares of its Equity); and

(b) on or prior to February 14, 2020, purchase, repurchase or otherwise acquire for value (as applicable for purposes of this Section 9.2(b), “repurchase”) common Equity issued by it for aggregate consideration paid under all such repurchases not to exceed $200,000,000; provided that (i) no Default or Event of Default exists or results therefrom, (ii) immediately after giving effect to any such repurchase, undrawn Commitments are greater than or equal to twenty percent (20%) of the Borrowing Base in effect at such time, and (iii) immediately after giving effect to any such repurchase, (A) Borrower will be in pro forma compliance with all financial covenants set forth in Section 10.1, and (B) the Consolidated Total Leverage Ratio on a pro forma basis is not greater than 2.75 to 1.00, in the case of both (A) and (B), Net Debt or Total Debt, as applicable, shall be determined as of the date of calculation after giving effect to such repurchase occurring on such date and Consolidated EBITDAX shall be determined as if such repurchase occurred on the last day of the Fiscal Quarter then most recently ended for which financial statements have been received pursuant to Section 8.1; and provided, further that (x) any such Equity so repurchased shall be contemporaneously cancelled by the Borrower and (y) for clarity, (1) such cancellation is not restricted by Section 9.5 and does not trigger any requirement that the Borrower or any other Credit Party take any further action to be in compliance therewith, and (2) the requirement set forth in clause (iii)(B) of this Section 9.2(b) is applicable only at the time of repurchase of any such Equity after giving effect to any related borrowing or Debt issuance and does not require that the Consolidated Leverage Ratio be maintained at not greater than 2.75 to 1.00 subsequent to giving effect to such repurchase and any related borrowing or Debt issuance.
Section 3.Conditions Precedent. The effectiveness of the amendments contained in Section 2 hereof is subject to the following:
3.1.Administrative Agent shall have received counterparts of this Second Amendment from the Credit Parties and the Required Banks.
3.2.Administrative Agent shall have received such other documents as Administrative Agent or special counsel to Administrative Agent may reasonably request.
Administrative Agent shall notify Borrower and the Banks of the effectiveness of this Second Amendment, and such notice shall be conclusive and binding.
Section 4.Representations and Warranties; Etc. Each Credit Party hereby affirms: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Paper to which such Credit Party is a party are true and correct in all material respects as though made on and as of the date hereof except (i) to the extent any such representation and warranty is expressly made as of a specific earlier date, in which case, such representation and warranty was true as of such date and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) is true and correct in all respects, (b) no Defaults exist under the Loan

Papers or will, after giving effect to this Second Amendment, exist under the Loan Papers and (c) no Material Adverse Change has occurred.
Section 5.Miscellaneous.
5.1.Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
5.2.Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Second Amendment, (b) ratifies and affirms its obligations under the Facility Guaranty and the other Loan Papers to which it is a party, (c) acknowledges, renews and extends its continued liability under the Facility Guaranty and the other Loan Papers to which it is a party (in each case, as amended hereby), (d) agrees that its guarantee under the Facility Guaranty and the other Loan Papers (in each case, as amended hereby) to which it is a party remains in full force and effect with respect to the Obligations, as amended hereby, (e) represents and warrants that (i) the execution, delivery and performance of this Second Amendment has been duly authorized by all necessary corporate or company action of the Credit Parties, (ii) this Second Amendment constitutes a valid and binding agreement of the Credit Parties, and (iii) this Second Amendment is enforceable against each Credit Party in accordance with its terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors’ rights generally, and (B) the availability of equitable remedies may be limited by equitable principles of general applicability, and (f) acknowledges and confirms that the amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations after giving effect to this Second Amendment.
5.3.Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.
5.4.No Oral Agreement. This written Second Amendment, the Credit Agreement and the other Loan Papers executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
5.5.Governing Law. This Second Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

5.6.Payment of Expenses. Borrower agrees to pay or reimburse Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.
5.7.Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.8.Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
5.9.Loan Paper. This Second Amendment shall constitute a “Loan Paper” for all purposes under the other Loan Papers.
5.10.Waiver of Jury Trial. Section 14.13 of the Credit Agreement is hereby incorporated by reference, mutatis mutandis.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed effective as of the date first written above.
BORROWER:                LAREDO PETROLEUM, INC.

By:    /s/ Richard C. Buterbaugh
Name:    Richard C. Buterbaugh
Title:    Executive V.P. & Chief Financial Officer

GUARANTORS:                LAREDO MIDSTREAM SERVICES, LLC

By:    /s/ Richard C. Buterbaugh
Name:    Richard C. Buterbaugh
Title:    Executive V.P. & Chief Financial Officer

GARDEN CITY MINERALS, LLC

By:    /s/ Richard C. Buterbaugh
Name:    Richard C. Buterbaugh
Title:    Executive V.P. & Chief Financial Officer

Signature Page to Second Amendment to
Fifth Amended and Restated Credit Agreement

WELLS FARGO BANK, N.A.,
as Administrative Agent and as a Bank

By:    /s/ Muhammad A. Dhamani
Name:    Muhammad A. Dhamani
Title:    Director

Signature Page to Second Amendment to
Fifth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Bank

By:    /s/ Michael Clayborne
Name:    Michael Clayborne
Title:    Director

Signature Page to Second Amendment to
Fifth Amended and Restated Credit Agreement

ABN AMRO Capital USA LLC, as a Bank

By:    /s/ Darrell Holley
Name:    Darrell Holley
Title:    Managing Director

By:    /s/ Elizabeth Johnson
Name:    Elizabeth Johnson
Title:    Director

Signature Page to Second Amendment to
Fifth Amended and Restated Credit Agreement

BMO HARRIS FINANCING, INC., as a Bank

By:    /s/ Gumaro Tijerina
Name:    Gumaro Tijerina
Title:    Managing Director

Signature Page to Second Amendment to
Fifth Amended and Restated Credit Agreement

SOCIETE GENERALE, as a Bank

By:    /s/ Max Sonnonstine
Name:    Max Sonnonstine
Title:    Director

Signature Page to Second Amendment to
Fifth Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Bank

By:    /s/ Michael Higgins
Name:    Michael Higgins
Title:    Sr. Director

Signature Page to Second Amendment to
Fifth Amended and Restated Credit Agreement

COMPASS BANK, as a Bank

By:    /s/ Kari McDaniel
Name:    Kari McDaniel
Title:    Vice President

Signature Page to Second Amendment to
Fifth Amended and Restated Credit Agreement

COMERICA BANK, as a Bank

By:    /s/ Jeffrey M. LaBauve
Name:    Jeffrey M. LaBauve
Title:    Vice President

Signature Page to Second Amendment to
Fifth Amended and Restated Credit Agreement

BOKF, NA dba BANK OF OKLAHOMA,
as a Bank

By:    /s/ Tyler Thalken
Name:    Tyler Thalken
Title:    Officer

Signature Page to Second Amendment to
Fifth Amended and Restated Credit Agreement

BRANCH BANKING AND TRUST COMPANY, as a Bank

By:    /s/ Parul June
Name:    Parul June
Title:    Senior Vice President

Signature Page to Second Amendment to
Fifth Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH as a Bank

By:    /s/ Alan Dawson
Name:    Alan Dawson
Title:    Director

Signature Page to Second Amendment to
Fifth Amended and Restated Credit Agreement

BARCLAYS BANK PLC, as a Bank

By:    /s/ Sydney G. Dennis
Name:    Sydney G. Dennis
Title:    Director

Signature Page to Second Amendment to
Fifth Amended and Restated Credit Agreement

CITIBANK, N.A., as a Bank

By:    /s/ M. Jarrod Bourgeois
Name: M. Jarrod Bourgeois
Title: Senior Vice President

Signature Page to Second Amendment to
Fifth Amended and Restated Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Bank

By:    /s/ Nupur Kumar
Name:    Nupur Kumar
Title:    Authorized Signatory

By:    /s/ Christopher Zybrick
Name:    Christopher Zybrick
Title:     Authorized Signatory

Signature Page to Second Amendment to
Fifth Amended and Restated Credit Agreement

ING CAPITAL LLC, as a Bank

By:    /s/ Scott Lamoreaux
Name:    Scott Lamoreaux
Title: Director

By:    /s/ Michael Price
Name:    Michael Price
Title:     Managing Director

Signature Page to Second Amendment to
Fifth Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA, as a Bank

By:    /s/ Chris Lam
Name:    Chris Lam
Title:     Authorized Signatory

Signature Page to Second Amendment to
Fifth Amended and Restated Credit Agreement